UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 28, 2024

American Resources Corporation
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

 (Address of principal executive offices)

(317) 855-9926

 (Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms thereof. American Resources shareholders, warrant holders, and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On June 28, 2024, American Metals LLC, an Indiana limited liability company (the “Company) and a wholly owned subsidiary of American Resources Corporation, and Electrified Materials Corporation, a Delaware corporation (“Pubco”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with  AI Transportation Acquisition Corp., a Cayman Islands exempted company (together with its successors, “AITR”),  (iii) AITR Merger Sub 1 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub 1”), (iv) AITR Merger Sub 2 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub 2”), and (v) AITR, Pubco, Merger Sub 1, Merger Sub 2 and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing Date”), on the Closing Date, prior to the time at which the First Effective Time occurs, AITR shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation (the “Domestication”) in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (2020 Revision) (the “Cayman Islands Act”), on the terms and subject to the conditions set forth in the Business Combination Agreement.

Following the Domestication, the Parties will effect a business combination transaction whereby (a) AITR will merge with and into Merger Sub 1, with AITR continuing as the surviving entity (“Merger 1”), as a result of which, (i) AITR shall become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of AITR immediately prior to the Closing Date shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco; (b) the Company will merge with and into Merger Sub 2, with the Company continuing as the surviving entity (“Merger 2”) as a result of which, (i) the Company shall become a wholly-owned subsidiary of Pubco; and (c) Pubco shall (i) acquire all of the issued and outstanding shares of common stock of the Company from its shareholders in exchange for shares of common stock of Pubco (the “Share Exchange”); and (d) Pubco will contribute its membership interest in the Company to AITR in exchange for shares of Pubco (the “Company Units Contribution” and, together with the Share Exchange, Merger 1, Merger 2, and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of Delaware and Indiana law.

Share Consideration

At the Closing Date, Pubco will issue and deliver to the shareholders of the Company an aggregate number of shares of common stock of Pubco (the “Pubco Common Stock”) with an aggregate value equal to One Hundred Million U.S. Dollars ($100,000,000) (the “Share Consideration”) plus the Closing Cash (defined as cash on the Company’s balance sheet as of immediately prior to Closing Date) minus Net Working Capital (as such term is defined in the  Business Combination Agreement) less the Closing Debt (defined as the indebtedness of the Company on the Closing Date, less: (i) indebtedness that, by its terms, converts automatically into equity and (ii) any Transaction expenses), with each share of Pubco Common Stock valued at $10.00. In addition to the Share Consideration, the Business Combination Agreement provides for the potential payment of up to $70,000,000 in earnout consideration (the “Earnout Consideration”) to be issued and delivered to the equityholders of the Company at the Closing Date as provided in the Business Combination Agreement provided certain revenue targets are satisfied. Each Company equityholder shall receive its pro rata share of the Share Consideration based on the number of equity units (the “Company Units”) of Company owned by it, divided by the total number of Company Units outstanding (such percentage being each such holder’s “Pro Rata Share”). Each holder of Company Units shall also be entitled to receive its Pro Rata Share of the Earnout Consideration.

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The Share Consideration, including the Closing Share Consideration (defined as 100,000,000 shares of Pubco Common Stock) and any Earnout Consideration, will be issued and delivered to the holders of the Company Units, as follows: (i) $100,000,000 worth of Share Consideration at the Closing; (ii) $35,000,000 worth of Earnout Consideration with at a price of $10.00 per Earnout Share (defined as the number of shares of Pubco Common Stock issuable to each holder of Company Units in respect of the Earnout Consideration) at such time as the Company reaches an aggregate of $37,900,000 in revenue (“Level 1 Earnout Consideration”); and (iii) $35,000,000 worth of Earnout Consideration at a price of $10.00 per Earnout Share at such time as the Company reaches an aggregate of $42,800,000 in revenue (“Level 2 Earnout Consideration”).

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by AITR, the Company and Pubco as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents thereto, subject to certain customary exceptions.

In the Business Combination Agreement, AITR made certain customary representations and warranties to the Company, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and AITR financial statements; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) tax returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with related persons; (15) Investment Company Act of 1940, as amended (the “Investment Company Act”); (16) finders and brokers; (17) business practices; (18) insurance; (19) independent investigation; (20) litigation; (21) information supplied; (22) trust fund; and (23) Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, Pubco made certain customary representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) ownership of the Share Consideration; (7) Pubco, Merger Sub 1 and Merger Sub 2 activities; (8) finders and brokers; (9) Investment Company Act; (10) information supplied; and (11) independent investigation.

In the Business Combination Agreement, the Company made certain customary representations and warranties to AITR and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) the Company financial statements; (8) absence of certain changes; (9) compliance with laws; (10) orders and permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with affiliates; (22) insurance; (23) top customers and suppliers; (24) certain business practices; (25) Investment Company Act; (26) finders and brokers; (27) information supplied; (28) disclosure; and (29) independent investigation.

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Covenants of the Parties

Each Party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) conduct of business of AITR; (4) the Company’s obligation to deliver interim financial statements; (5) AITR’s public filing; (6) AITR’s compliance with agreements related to its initial public offering; (7) Nasdaq listing; (8) Section 16 matters’ (9) no solicitation; (10) no insider trading; (11) notifications of certain other matters; (12) efforts to consummate the closing and obtain third party and regulatory approvals; (13) further assurances; (14) filing of a Registration Statement (as defined below); (15) public announcements; (16) confidentiality; (17) post-closing board of directors and executive officers; (18) indemnification of directors and officers after the Closing and tail insurance; (19) use of trust proceeds after the Closing; (20) efforts to conduct a private placement, if sought; and (21) tax matters.

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a board of five directors, a majority of which will be independent, whereby: (i) one (1) person will be designated by AITR prior to the Closing, whom shall qualify as an independent director, (ii) three (3) persons that are designated by the Company prior to the Closing, with at least one (1) of whom shall qualify as an independent director, and (iii) one (1) person that is mutually agreed upon and designated by AITR and the Company prior to the Closing whom shall qualify as an independent director. At or prior to the Closing, Pubco will provide each AITR director with a customary director indemnification agreement, in form and substance reasonably acceptable to the Company.

AITR and Pubco also agreed to prepare, and Pubco shall file with the Securities and Exchange Commission (“SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of AITR securities and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of AITR for the matters relating to the Transactions to be acted on at the extraordinary general meeting of the shareholders of AITR and providing such shareholders with an opportunity to participate in the redemption by AITR of its public shareholders in connection with AITR’s initial business combination, as required by its amended and restated memorandum and articles of association (the “Redemption”).

Survival and Indemnification

Each covenant and agreement contained in the Business Combination Agreement that, by its terms, expressly contemplates performance after the First Effective Time shall so survive the First Effective Time in accordance with its terms, and each covenant and agreement contained in any ancillary document (each, a “Ancillary Document” and collectively, the “Ancillary Documents”) that, by its terms, expressly contemplates performance after the First Effective Time shall survive the First Effective Time in accordance with its terms and any other provision in any Ancillary Document that expressly survives the First Effective Time shall so survive the First Effective Time in accordance with the terms of such Ancillary Document.

None of the representations and warranties of any of the parties contained in the Business Combination Agreement or in any certificate or instrument delivered by or on behalf of a party pursuant to the Business Combination Agreement shall survive the Closing.

Any rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of AITR, the Company, Pubco, Merger Sub 1 and Merger Sub 2 and each person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of AITR, the Company, Pubco, Merger Sub 1 and Merger Sub 2 (the “D&O Indemnified Persons”) as provided in their respective organizational documents or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and AITR, the Company, Pubco, Merger Sub 1 or Merger Sub 2, in effect on the date of the Business Combination Agreement, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Effective Time, Pubco shall cause the Organizational Documents of Pubco, AITR and the Company to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of the Business Combination Agreement in the organizational documents of AITR, the Company, Pubco to the extent permitted by applicable law, which provisions shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and representatives

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In addition, AITR shall be permitted prior to the Closing Date to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Closing Date for events occurring prior to the Closing Date (the “D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than AITR’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage. If obtained, AITR and Pubco shall maintain the D&O Tail Insurance in full force and effect, and continue to honor the obligations thereunder, and AITR and Pubco shall timely pay or cause to be paid all premiums with respect to the D&O Tail Insurance.

Conditions to Closing

The obligations of each Party to consummate the Transactions shall be subject to the satisfaction or written waiver (where permissible) by the Company and AITR of the following conditions: (i) the approval of the Business Combination Agreement and the transactions contemplated thereby, the adoption of Pubco’s amended and restated the memorandum and articles of association, the adoption and approval of a new equity incentive plan for Pubco, the appointment of the members of the Pubco’s board of directors after the Closing and other related matters by the requisite vote of AITR’s shareholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt by the Company of all consents required and regulatory approvals to be obtained from any regulatory authority or third person in order to consummate the Transactions (the “Required Consents”); (iv) no law or order preventing or prohibiting the Transactions; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) AITR having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption and any private placement financing; (vii) members of the post-closing Pubco board shall have been elected or appointed as of the Closing Date; (viii) AITR’s shareholders shall approve the Domestication which shall have occurred in accordance with Section 388 of the DGCL and the Cayman Islands Act by filing; and (ix) the effectiveness of the Registration Statement.

In addition, unless waived by the Company, the obligations of the Company to consummate the Transactions are subject to the satisfaction of the following conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of AITR being true and correct as of the date of the Business Combination Agreement and as of the Closing Date (subject to Material Adverse Effect); (ii) AITR having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the Closing Date; (iii) absence of any Material Adverse Effect with respect to AITR since the date of the Business Combination Agreement which is continuing and uncured; (iv) delivery of closing deliverables documents are in full force and effect such as consents and good standing certificate; (v) execution of the Amended and Restated Registration Rights Agreement by AITR and the holders of a majority of the AITR’s registrable securities receipt by Sellers of the Seller Registration Rights Agreement by and among Pubco and the Sellers (the “Amended and Restated Registration Rights Agreement”); (vi) achievement of Nasdaq listing by Pubco; (vii) the Sponsor Support Agreement (the “Sponsor Support Agreement”); was duly executed by AITR’s sponsor, AI Transportation Corp, a BVI corporation (the “Sponsor”) and (viii) No conversion to a C corporation or other corporate reorganization undertaken to facilitate the Transactions shall result in material adverse consequences.

In addition, the obligations of AITR, Pubco, Merger Sub 1, and Merger Sub 2 to consummate the Transactions are subject to the satisfaction or written waiver (by AITR and Pubco), in addition to customary certificates and other closing deliveries: (i) the representations and warranties of the Company being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) the Company has performed in all material respects the respective obligations and complied in all material respects with the covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to the Company since the date of the Business Combination Agreement which is continuing and uncured; (iv) receipt by AITR of the Lock-Up Agreement, effective as of the Closing Date, in form and substance reasonably acceptable to AITR and the Company between certain individuals and Pubco, duly executed by the parties thereto; and (v) receipt by AITR of the Amended and Restated Registration Rights Agreement Amendment.

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Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either AITR or the Company if the Closing has not occurred on or prior to May 10, 2025 (the “Outside Date”); provided that if AITR, at its election with the consent of the Company, receives shareholder approval for a charter amendment to extend the term it has to consummate a business combination (“Charter Extension”) for an additional period equal to the shorter of (i) three (3) additional months, and (ii) the period ending on the last date for AITR to consummate its Business Combination pursuant to such subsequent Charter Extension. A party is not entitled to terminate the Business Combination Agreement if the failure of the Closing to occur by such date was caused by or the result of a breach of the Business Combination Agreement by such Party.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons: (i) by mutual written consent of AITR and the Company; (ii) by either AITR or the Company if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by the Company for a material uncured breach of the Business Combination Agreement by AITR, Pubco, Merger Sub 1 or Merger Sub 2, if the breach would result in the failure of the related Closing condition; (iv) by AITR for the material uncured breach of the Business Combination Agreement by the Company if the breach would result in the failure of the related Closing condition; (v) by AITR if there has been a Material Adverse Effect with respect to the Company taken as a whole since the date of the Business Combination Agreement, which is uncured and continuing; or (vi) by either AITR or the Company if AITR holds an extraordinary general meeting of its shareholders to approve the Business Combination Agreement and the Transactions and such approval is not obtained.

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for certain fraud claims or for willful breach of the Business Combination Agreement prior to the termination.

Trust Account Waiver and Releases

The Company, Pubco, Merger Sub 1 and Merger Sub 2 have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in AITR’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to AITR’s shareholders).

Each Seller, on behalf of itself and its affiliates that own shares of such Seller, provided a general release of the Company and its subsidiaries, effective as of the Closing, other than its rights under the Business Combination Agreement and ancillary documents and certain other customary exceptions.

Governing Law

The Business Combination Agreement is governed by New York law. Any state or federal court located in New York, New York will have exclusive jurisdiction.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

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The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about AITR, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in AITR’s public disclosures.

Ancillary Documents

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Ancillary Documents”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Documents, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Ancillary Documents in their entirety.

Lock-Up Agreements

Effective as of the Closing Date, certain securityholders of the Company, including Mark Jensen and Kirk Taylor, to the extent they hold shares of Pubco immediately after the Closing, shall enter into a Lock-Up Agreement with Pubco (each, a “Lock-Up Agreement”) with regard to the Consideration Shares to be received by such Seller. In such Lock-Up Agreement, each Seller agreed that such Seller will not, during the period commencing from the Closing Date and ending on the six (6) month anniversary of the Closing Date, (i) lend, offer, pledge (except as provided below), hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of such Consideration Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Consideration Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

As previously reported by the Company on Form 8-K filed with the SEC on November 13, 2023, AITR’s sponsor, AI Transportation Corp, a BVI company (the “Sponsor”), along with each officer and director of AITR, entered into a Letter Agreement dated November 8, 2023 whereby the Sponsor and each officer and director agreed that it, he or she shall not transfer below) any of their shares until the earlier of (A) six months after the completion of AITR’s business combination, and (B) subsequent to the business combination, (x) if the closing price of AITR’s Ordinary Shares equals or exceeds $12.00 per unit (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination or (y) the date on which AITR completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of AITR’s shareholders having the right to exchange their AITR Ordinary Shares for cash, securities or other property.

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Sponsor Support Agreement

On June 28, 2024, AITR, the Sponsor, and the Company and the directors of AITR entered into the Sponsor Support Agreement. Pursuant to the terms of the Sponsor Support Agreement, the Sponsor and the directors who are shareholders of AITR agreed to vote their AITR founder shares and Private Placement Shares, as applicable, in favor of the adoption and approval of the Business Combination Agreement and the Transactions.

The Lock-Up Agreement and Sponsor Support Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Lock-Up Agreement and Sponsor Support Agreement are qualified in their entirety by reference thereto.

Item 7.01 Regulation FD Disclosure

On July 1, 2024, AITR issued a press release announcing the execution of the Business Combination Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement by and among AI Transportation Acquisition Corp., Electrified Materials Corporation, AITR Merger Sub 1 Corp, AITR Merger Sub 2 Corp and American Metals LLC
10.1	Form of Lock-Up Agreement
10.2	Sponsor Support Agreement dated as of June 28, 2024
99.1	Press Release issued July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

Forward-Looking Statements

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of AITR and the Company’s operating companies following the proposed Business Combination; (3) changes in the market for the Company’s products and services and expansion plans and opportunities; (4) the Company’s unit economics; (5) the sources and uses of cash of the proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (7) the projected technological developments of the Company and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Business Combination.

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These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and AITR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and AITR. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against the Company, AITR or Pubco or other following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of Pubco and AITR filed, or to be filed, with the Securities and Exchange Commission (the “SEC”).

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AITR nor the Company presently know or that AITR and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AITR’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. AITR and the Company anticipate that subsequent events and developments will cause AITR’s and the Company’s assessments to change. However, while AITR and the Company may elect to update these forward-looking statements at some point in the future, AITR and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by AITR. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Additional Information

Pubco intends to file with the SEC, a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of AI Transportation Acquisition Corp (“AITR”) and a prospectus in connection with the proposed Business Combination involving AITR, Electrified Materials Corporation (the “Pubco”), AITR Merger Sub 1 Corp, AITR Merger Sub 2 Corp and American Metals LLC (the “Company”). The definitive proxy statement and other relevant documents will be mailed to shareholders of AITR as of a record date to be established for voting on AITR’s proposed Business Combination with the Company. SHAREHOLDERS OF AITR AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AITR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT AITR, THE COMPANY, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: AI Transportation Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY 10002, Attention: Yongjin Chen.

Participants in the Business Combination

Pubco, AITR and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AITR in connection with the Business Combination. Information regarding the officers and directors of AITR is set forth in AITR’s annual report on Form 10-K, which was filed with the SEC on April 5, 2024. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: July 2, 2024	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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